UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2025

Carlyle Secured Lending, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York	10017
(Address of Principal Executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
813-4900
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 per share	CGBD	The Nasdaq Global Select Market
8.20% notes due 2028	CGBDL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On October 7, 2025, in connection with the previously announced public offering by Carlyle Secured Lending Inc. (the “Company”), the Company and U.S. Bank Trust Company, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”, and together with the Indenture, dated as of November 20, 2023, between the Company and the Trustee (the “Base Indenture”), the First Supplemental Indenture, dated as of November 20, 2023 and the Second Supplemental Indenture, dated as of October 18, 2024, the “Indenture”). The Third Supplemental Indenture relates to the Company’s issuance and sale of $300,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2031 (the “Notes”).
The Notes will mature on February 15, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 5.750% per year, commencing October 7, 2025. The Company will pay interest on the Notes on February 15 and August 15 each year, beginning on February 15, 2026.
The Company intends to use the net proceeds from the offering to repay outstanding debt of the Company including the Company’s Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 (as most recently amended on March 12, 2025) (as amended, modified or supplemented from time to time) among the Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the
“Credit Facility”) (which Credit Facility the Company used to repay all of its outstanding borrowings under the senior secured revolving credit facility as described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2025), to fund new investment opportunities, and for other general corporate purposes.
The Notes are the Company’s direct unsecured obligations and rank pari passu
with all existing and future unsubordinated unsecured indebtedness issued by the Company.
The Indenture contains certain covenants including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the SEC, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture (which involves the
occurrence of both a change of control and a below investment grade rating of the Notes by Fitch Ratings, Inc., and Moody’s Investor Service), the Company will generally be required to make an offer to repurchase the outstanding Notes at a repurchase price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.
The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form
N-2
(File
No. 333-278993),
as supplemented by the Company’s preliminary prospectus supplement, pricing term sheet and final prospectus supplement, each dated September 30, 2025. The transaction closed on October 7, 2025.
The foregoing descriptions of the Base
Indenture
, the Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Third Supplemental Indenture and the form of global note representing the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form
8-K
is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated November 20, 2023, between Carlyle Secured Lending, Inc., as Issuer, and U.S. Bank Trust Company, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on November 20, 2023).

4.2	First Supplemental Indenture, dated as of November 20, 2023, between Carlyle Secured Lending, Inc. and U.S. Bank Trust Company, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on November 20, 2023).

4.3	Second Supplemental Indenture, dated as of October 18, 2024, between Carlyle Secured Lending, Inc. and U.S. Bank Trust Company, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K, filed on October 18, 2024).

4.4	Third Supplemental Indenture, dated as of October 7, 2025, between Carlyle Secured Lending, Inc. and U.S. Bank Trust Company, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A.

4.5	Form of 5.750% Notes due 2031 (Incorporated by reference to Exhibit 4.4 hereto).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Venable LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.

By:	/s/ Nelson Joseph
Name:	Nelson Joseph
Title:	Chief Accounting Officer
Date: October
9
, 2025

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